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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-36658, 33-36657, 33-54143, 333-19641 and 333-82801 of Ogden Corporation on
Form S-8 of our report dated March 30, 2000, incorporated by reference in the Annual Report on Form 10-K of Ogden Corporation for the year ended December 31, 1999.




Deloitte & Touche LLP
New York, New York
April 11, 2000